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                                                                   EXHIBIT 10.8a


                                      LEASE

         THIS LEASE made this 24th day of June , 1960, between PASQUALETTI PROPERTIES, INC., an Arizona corporation, hereinafter referred to as Lessor, and SMITTY'S SUPER VALU, INC., an lowa corporation, hereinafter referred to as Lessee.

                                   WITNESSETH:

         1. The Lessor, in consideration of the rents and covenants hereinafter specified to be paid, kept and performed by the Lessee, hereby demises and leases to Lessee, and Lessee in consideration of the covenants and agreements to be kept and performed by Lessor, hereby leases from Lessor all of the following described premises and property situated and being in the City of Phoenix, County of Maricopa, State of Arizona, to wit:

         That part of the Northeast quarter of the Northeast quarter of Section sixteen (16), Township One (1) North, Range Three (3) East of the Gila and Salt River Base and Meridian, described aa follows:

         BEGINNING South 45 degrees 0 minutes West 46.88 feet from the Northeast corner of said Section 16, and the true point of beginning; thence Southerly 1310.47 feet to a point 33 feet West of the East line of said
         Section 16, thence Westerly 652.40 feet to a point that is 1316.25 feet South of the North line of said Section 16, thence Westerly 225.36 feet to a point that is 1318.59 feet South of the North line of said section 16; thence Northerly 1285.59 feet to a point 33 feet South of the North line of said Section 16; thence Easterly parallel to the North line of said Section 16, a distance of 855.44 feet to the truepoint of beginning.

         ALSO KNOWN as a portion of Tracts One (1) and Two (2) of State Plat No. 2, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, in Book 8 of Maps, page 24.

together with all of the rights, privileges, easements and appurtenances thereunto appertaining.

         2. The term of this lease shall commence upon the date on which the Lessee shall first commence the transaction of business in the building which is to be constructed upon said premises by Lessee for the conduct by it of a market business or upon the expiration of six (6) months from the date of this lease, whichever shall first occur, and shall continue for a term of fifty-five (55) years thereafter, hereinafter referred to as the "primary term", with the right on the part of Lessee to renew or extend the term of this lease for an additional period of fifty (50) years from and after the expiration of the primary term, as hereinafter set forth, and at the rental hereinafter specified; except, however that any period of delay in the completion of
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said construction work which may be occasioned by acts of God or action of the elements or general shortage of labor, equipment facilities, materials or supplies in the open market, strikes or orders of governmental or civil or military or naval authorities, shall operate to postpone the commencement of the term of this lease for a period or periods commensurate with any such period of delay.

         3. Lessee covenants and agrees to pay Lessor as the rental for the leased premises the sum of $__________ per year, (subject to modifications as hereinafter provided), payable monthly in advance at the rate of $______ per month on the 1st day of each and every month during the term of this lease, with appropriate adjustment for any period lease than one (1) month from the commencement of the term until the first rental payment shall be due. Lessor hereby acknowledges receipt from Lessee of the sum of $__________ representing the rental for the first month and the last eleven months of the primary term.

         4. The rental for the second five (5) years of the term of this lease shall be $__________ per year, or an amount per year determined by tbe cost of living formula hereinafter set forth, whichever amount shall be the lesser, and the rental for the third five (5) years of the term of this lease shall be the sum of $__________ per year, or an amount per year determined by the said cost of living formula, whichever shall be the lesser; and the rental for the remainder of the primary term and for the extended term, if this lease shall be renewed or extended, shall be determined by said cost of living formula. In no event shall the determined rent be less than per $__________ per annum unless a part of the premises be taken under eminent domain, or the access thereto be limited, as hereinafter provided at paragraph 25.

         5. The amount of rental determined by said cost of living formula shall be computed and determined as follows: Upon the expiration of the first five (5) years of the term of this lease and upon the expiration of each successive five (5) year period of the primary term and of the extended term, if this lease shall be renewed or extended, the rental for the next succeeding five
(5) lease-years shall be adjusted as follows:

                   (a) The parties hereto shall ascertain the then current index number for all items set forth in the Consumer's Price Index of the Bureau of Labor Statistics, United States Department of Labor (1947-1949 equals 100) combined for all cities in the United States for the most recent month for which such index has been published by the Bureau of Labor Statistics (the then current index number is represented by the letter "C" in the formula set forth below).

                   (b) The adjusted annual rental for each of the next succeeding five lease-years (represented by the


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             letter "R" in the formula set forth below) shall be equal to the then current index number "C" divided by 126.2, the present index number, and multiplied by
                                       --------.

                   This computation is expressed by the following mathematical formula

                     R =        C         X
                         ---------------     ------
                              126.2

         The annual rental as above specified or computed shall be payable in equal monthly installments.

         6. In the event the publication of said Index shall be discontinued in its present form or by the Bureau of Labor Statistics, any other price index published by any other Federal agency or in any other form which can be correlated to the said Consumer's Price Index by interpolation or conversion shall be used in lieu of said Consumer's Price Index, but if no such price index shall be available, then the adjusted annual rental to be paid by Lessee for each successive five (5) lease-years shall be agreed upon by the parties at the beginning of each such five-year period, and if the parties are unable to agree within fifteen (15) days immediately prior to the commencement of each five-year period, then the amount of such adjusted rental shall be determined by arbitration, in which event Lessor shall immediately appoint one arbitrator and Lessee shall immediately appoint one arbitrator, and the two arbitrators so appointed shall promptly select a third arbitrator. In the event the two arbitrators so appointed fail to agree on the appointment of a third arbitrator within twenty (20) days, then such third arbitrator shall be appointed by the then presiding Judge of the United States District Court for the District of Arizona, Phoenix Division. In determining the amount of the adjusted annual rental for any such five-year period, the arbitrators shall be guided by the principles of the formula outlined above. The decision of the arbitrators shall be rendered within fifteen (15) days after the appointment of the third arbitrator. The decision in writing signed by two or more of the said arbitrators shall be binding and conclusive upon the parties hereto with respect to the adjustment of rental for the particular five-year period under consideration. The cost of such arbitration shall be borne equally by Lessor and Lessee.

         7. Any income by way of rentals or otherwise which may accrue from said premises during the period between the date of the execution of this lease and the date of the commencement of the lease term shall belong to the Lessor, it being understood, however, that Lessor shall from time to time during said period, at the request of Lessee, terminate the tenancies of any or all tenants who may not be in possession, of said premises or any part thereof in the manner provided by law.


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         8.  The Lessee will keep the leased premises and all buildings and improvements thereon and every part thereof, and every right, title and interest therein, or in or to any part thereof, at all times during the term of this lease free and clear of mechanics' liens and other liens for labor, services, supplies, equipment or material, and the Lessee will at all times fully pay and discharge and save harmless the Lessor, its successors and assigns against any and all claims which may or could ripen into such liens, and against all reasonable attorney's fees and costs and all expenses, damages or outlays which may or might be incurred by the Lessor or the Lessee by reason of any such liens or claims or the assertion or filing thereof.

         9. Lessee during the continuance of this lease covenants and agrees to indemnify and save harmless the Lessor from each and every loss, cost, damage and expense arising out of any accident or other occurrence, causing injury to or death of persons or damage to property by reason of the construction or maintenance of the buildings or any additions thereto, or due to the condition of the leased premises or sidewalks, or the use or neglect thereof by the Lessee or any subtenant of Lessee. Lessee further agrees during the continuance of this lease to also indemnify and save harmless the Lessor and its interest in the leased premises from all damages and penalties arising out of any failure of the Lessee to comply with any of the Lessee's obligations hereunder.

         10. Lessee agrees to provide, pay for and maintain public liability insurance of not less than One Hundred Thousand and no/100ths Dollars ($100,000) with respect to bodily injury or death to any one person and of not less than Three Hundred Thousand and no/100ths Dollars ($300,000) with respect to bodily injury or death to any number of persons in one accident, for the protection of the Lessor and Lessee against liability that may or might arise from any accident resulting in injury to or death of any person. Lessee further agrees to furnish Lessor with certificates of insurance or other evidence that such insurance is in effect.

         11. In addition to the rent herein agreed to be paid, the Lessee agrees to pay before delinquency all charges for all utilities used by the Lessor or charged to said leased premises or any part thereof, including (without limiting the generality of the foregoing) water, gas, heating, cooling, electricity and power, and Lessee agrees not to permit any charges of any kind to accumulate or become a lien against said premises.

         12. In addition to the rent herein agreed to be paid, the Lessee agrees to pay all taxes and assessments of every kind or character which are or may be at any time during the term of this lease levied or assessed on the leased premises and the improvements thereon, including all personal property taxes, assessments and other charges levied upon or assessed against the


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equipment, furniture, furnishing and fixtures owned by Lessee and located on said premises, and including, but not by way of limitation, all such taxes and assessments which may be levied or assessed against the leased premises or improvements thereon by the United States, the State of Arizona, County of Maricopa, City of Phoenix, or any other governmental authority, commencing with the calendar year 1961 and continuing thereafter during the term of this lease, including the extended term if this lease shall be renewed or extended. All such taxes and assessments shall be paid by Lessee before the same become delinquent and all such taxes and assessments for the year to which this lease commences and the year in which it terminates shall be apportioned and adjusted on a pro rata time basis between the Lessor, upon the request of Lessee. Lessee agrees to exhibit to Lessor, upon the request of Lessor, receipts for the payment of such taxes and assessments.

         13. The Lessee shall have the right to assign this lease or sublet said premises to whole or in part without the written consent of the Lessor, provided that any such assignment or subletting shall not release the Lessee of any of its obligations hereunder, unless the Lessor shall expressly consent to such release in writing. Upon any such assignment of this lease, or the subletting of the entire leased premises under this lease, there shall be delivered to Lessor a written notice thereof and of the assumption by the assignee or the sublessee of the Lessee's obligations hereunder, but such notice shall not be required for any subleasing by the Lessee to a sublessee of any areas or areas less than the whole of the leased premises whereunder the sublessee does not assume the obligations of the Lessee.

         14. Lessee shall have and is hereby given the privilege and option to renew or extend the term of this lease for an additional period of fifty (50) years from and after the expiration of the primary term and, in the event of the exercise by Lessee of said option, Lessee shall notify the Lessor in writing not less than ninety (90) days prior to the expiration of said primary term of its intention so to do, such renewal or extension to be upon the same terms and conditions as set forth in this lease.

         15. If at any time during the primary term or extended term of this lease the Lessor, its successors or assigns, shall receive a bona fide offer to purchase the demised premises which is acceptable to Lessor and which Lessor desires to accept, Lessee or its successors or assigns shall have the first right to purchase the demised premises upon the same terms and conditions specified in such offer provided, however, that Lessee, its successors or assigns, shall exercise said right to purchase within thirty (30) days following the receipt by Lessee, or its successors or assigns, of written notice from the Lessor of said bona fide offer to purchase and of Lessor's desire to accept said offer.


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         16. It is the mutual desire of the Lessor and the Lessee that the existing railroad spur track located on the westerly portion of the demised premises shall be built and extended onto the property immediately west of the demised premises within a period of twenty-four (24) months after the date of this lease, and to that end Lessor and Lessee agree within said period to do any and all things necessary or advisable to accomplish said purpose and to execute and delivery any and all agreements or papers incidental to providing the necessary right of way over the demised premises for said railroad track, provided that Lessee shall have the privilege of designating the point of connection of said new track with the existing track and the course to be followed by said new track on the leased premises, and provided further that the owner or owners of the property adjoining the leased premises on the west shall pay all costs and expenses incurred in building and extending said railroad track.

         17. The Lessor agrees that the Lessee, having paid the rent and duly performed all of the obligations contained herein upon the part of the Lessee, shall and may peaceably and quietly have, hold and enjoy said leased premises and the whole thereof during the full term of this lease. Said Lessors will furnish to Lessee a guaranteed certificate of title showing a good and sufficient title in the Lessor, said certificate of title to be furnished on the execution of this agreement.

         18. Lessee agrees that at the expiration of the full term of this lease or the earlier termination thereof, peaceable possession of the leased premises and all improvements thereon will be delivered to the Lessor, except that Lessee shall have the right to remove any of the buildings now on the leased premises or which may be placed thereon during the first forty-five (45) years of the primary term of this lease; but such right of renewal shall not extend to the last ten (10) years of the primary term unless the Lessee shall elect at any time during said last ten (10) year period to renew or extend the term of this lease as herein provided and in the event of such renewal or extension, then the Lessee shall have the right to remove, alter, improve or replace any building, structure or improvement theretofore placed upon the leased premises.

         19. If Lessee at any time during the term of this lease shall default in the performance of any covenant or agreement herein contained and shall fail to cure such default within forty-five (45) days, as to the payment of rent or any other money payment, or within sixty (60) days, as to any other covenant or agreement, after the date of receipt of written notice from Lessor to Lessee of any such default, or if the default is of such a character, other than the payment of money, as to require more than sixty (60) days to cure and Lessee fails to proceed diligently to cure such default, or if Lessee is adjudicated a bankrupt, Lessor shall have the right at its election at any time thereafter to reenter and take complete and peaceable possession of the demised premises and to expel Lessee


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and every person in or upon the demised premises, using such force as may be necessary, and to declare the term of this lease ended, whereupon the right, title and interest of Lessee hereunder as to the demised premises and all improvements thereon shall terminate. In such event Lessor shall have the right to sue for and recover all rents and other sums accrued up to the time of such termination, including damages on account of the loss of rent for the balance of the term hereof and all damages arising out of any breach on the part of Lessee. No right or remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other right or remedy herein or by law provided and each shall be cumulative and in addition to any right or remedy given herein or now or hereafter existing at law or in equity, or by statute.

         20. If Lessee shall default in the performance of any of its covenants hereunder, Lessor may, sixty (60) days after receipt of written notice by Lessee, perform the same for the account and at the expense of Lessee, if Lessee should fail to so perform. If Lessor at any time is compelled to pay or elects to pay any sum of money or do any act which will require Lessor to incur any expense or pay any sum of money by reason of the failure to Lessee to comply with any provision hereof, the sum or sums so paid by Lessor shall be deemed to be additional rent hereunder and shall be due from Lessee to Lessor on demand provided, however, that Lessee shall not be deemed to be in default if Lessee shall have and assert a bona fide defense against any wrongful or disputed claims made against the Lessee and if the Lessee shall diligently assert such legal defense as it may have against any such claim, the Lessor shall in no way interfere with the assertion of Lessee's defense unless or until such defense shall have been judicially determined to be without merit.

         21. If Lessor shall commence any legal proceedings against Lessee for the recovery of rent or to recover possession or for relief because of any default by Lessee and shall prevail therein, Lessee shall in each and every such instance pay to Lessor all expense thereof, including reasonable attorney's fees.

         If Lessee shall commence any legal proceedings against Lessor for relief because of any default by Lessor and shall prevail therein, Lessor shall in each and every such instance pay to Lessee all expense thereof, including reasonable attorney's fees.

         22. Any notices or demands which shall be required or permitted by law or by any of the provisions of this lease shall be in writing, and if the same are to be served upon Lessor they may be personally delivered to an officer of Lessor or may be deposited in the United States mail, registered or certified, postage prepaid, addressed to Lessor at P.O. Box 453, Phoenix, Arizona, or at such other address as Lessor may designate in writing.


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         If such notices or demands are to be served upon Lessee, they may be personally delivered to the Lessee or may be deposited in the United States mail, registered or certified, postage prepaid, addressed to Lessee at Phoenix Realty Corp., 317 N. Central Avenue, Phoenix, or at such other address as Lessee may designate in writing.

         23. Waiver by either party of any default on the part of the other party shall not be deemed in any manner a waiver of any subsequent default, nor shall any delay upon the part of either party in enforcing any of the provisions hereof preclude such party at any subsequent time from promptly enforcing the provisions hereof.

         24. The covenants and agreements herein contained shall extend to and be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

         25. If any portion of the leased premises shall be taken by virtue of the exercise of the power of eminent domain, or by condemnation of any Government, Government agency or corporation or if the right of access to any portion of the leased premises shall be substantially limited, the amount of the rental to be paid for the remainder of the term of the lease for the portion of the premises not so taken shall be determined by agreement between the parties hereto and if the parties are unable to so agree, the amount of such rental shall be determined by arbitration by arbitrators to be appointed and who shall act according to the arbitration provisions of paragraph 6 of this lease, provided, however, that no adjustment of rental shall be required or made by reason of the condemnation or dedication of the South 40 feet or less of the leased premises for road or street purposes.

         26. If the Lessor shall at any time during the primary or extended term of the lease permit the leased premises to be encumbered in such manner as to threaten the validity of this lease or Lessee is right to possession of the leased premises, then, and in any such event, the Lessee shall have the right, after ten (10) days' notice to Lessor and Lessor's failure within said period to act, to make any payment or payments on behalf of Lessor in order to remove any such encumbrance from the leased premises and to deduct from the rentals thereafter due to the Lessor the amount of money so paid by Lessee with legal interest thereon and any amount so paid shall be credited to the account of the Lessee as payment of rental hereunder.

         27. The Lessee shall have the power and authority to assign, sublet, mortgage or in any other manner encumber any or all of the improvements, buildings, structures, equipment, fixtures or other items placed on the leased premises by the Lessee and in each such instance the Lessor's lien for rent shall be subject to the rights of the mortgagor or person or corporation holding any such encumbrance, but nothing herein


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contained shall authorize or empower the Lessee to encumber the title to the leased premises and the Lessee shall have the right at all times to pledge as security this lease or any part thereof.

         IN WITNESS WHEREOF, Lessor has caused this instrument to be executed by its officers thereunto duly authorized, and Lessee has hereunto set its hand the day and year first above written.

                                            PASQUALETTI PROPERTIES, INC.,
                                            a corporation,


                                            By:
                                                --------------------------------
                                                  Its President
                                                        Lessor

ATTEST:

 /s/ Edna Pasqualetti
-----------------------------------
            Secretary

                                            SMITTY'S SUPER-VALU, INC., a
                                            corporation

                                            By  /s/ Clyde B. Smith

                                                --------------------------------
                                                  Its President
                                                        Lessee

ATTEST:

 /s/ Helen R. Smith
-----------------------------------
            Secretary


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STATE OF ARIZONA             )
                             ) ss.
COUNTY OF MARICOPA           )

         This instrument was acknowledged before me this 24th day of June, 1960, by Amos Pasqualetti as the President and by Edna Pasqualetti as the secretary of Pasqualetti Properties, Inc., a corporation.

                                        /s/ George Wahland
                                       -----------------------------------------
                                       Notary Public


My Commission Expires:

    1-24-64
------------------------------



STATE OF IOWA                )
                             ) ss.
COUNTY OF MARSHALL           )

         This instrument was acknowledged before me this 9th day of June, 1960, by Clyde B. Smith as the President and by Helen R. Smith as the secretary of Smitty's Super-Valu, Inc., a corporation.


                                        /s/ Sara Waples
                                       -----------------------------------------
                                       Notary Public


My Commission Expires:

   July 4, 1960
------------------------------


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